                                                                    Exhibit 23.3

                           Consent of Person Named as
                           About to Become a Director

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-1 of Key3Media Group, Inc. (the "Company") as a person who will become a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit thereto.

                                      /s/ Fredric D. Rosen
                          ___________________________________________
                              Chairman and Chief Executive Officer

                                    /s/ Jason E. Chudnofsky
                          ___________________________________________
                              Director and Chief Operating Officer


                                   /s/ Pamela C. Alexander
                         ___________________________________________
                                     Pamela C. Alexander


                                    /s/ Edward A. Bennett
                         ___________________________________________
                                          Director

                                    /s/ Gian Andrea Botta
                         ___________________________________________
                                          Director

                                      /s/ Eric Hippeau
                         ___________________________________________
                                          Director

                                    /s/ Ronald D. Fisher
                         ___________________________________________
                                          Director

                                     /s/ James F. Moore
                         ___________________________________________
                                          Director

                                    /s/ John A. Pritzger
                         ___________________________________________
                                          Director

                                   /s/ Michael B. Solomon
                         ___________________________________________
                                          Director

August 7, 2000